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                                                                    EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 Nos. 33-64481, 333-00405, 333-00403, 333-00349, 33-52620, 33-30099 and 33-36777.





ARTHUR ANDERSEN LLP



Dallas, Texas,
    April 1, 1996